UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2024

Cassava Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300
Austin, Texas 78731
(Address of principal executive offices, including zip code)

(512) 501-2444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	Nasdaq Capital Market
Warrants, exercisable for shares of Common Stock	SAVAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Cassava Sciences, Inc. (the “Company”) was held at approximately 10 a.m. Central Time on May 9, 2024, pursuant to the Notice of Annual Meeting of Stockholders dated March 26, 2024 and duly delivered to all Company stockholders of record as of March 19, 2024. Of the 43,246,878 shares of the Company’s common stock entitled to vote at the Annual Meeting, 26,979,468 shares, or approximately 62%, were represented at the Annual Meeting virtually or by proxy, constituting a quorum. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2024. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal One – Three (3) nominees for election to the Board of Directors were elected to serve for a three-year term, and until their successors are duly elected and qualified, based upon the following votes:

Director	For	Withheld	Broker Non-Vote
Remi Barbier	10,768,599	500,052	15,710,817
Sanford R. Robertson	8,944,665	2,323,986	15,710,817
Patrick J. Scannon, M.D., Ph.D.	10,891,367	377,284	15,710,817

Proposal Two – The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024, was ratified based upon the following votes:

For	Against	Abstain
26,461,553	380,036	137,879

Proposal Three – The 2023 executive compensation for the Company’s named executive officers was approved, on a non-binding advisory vote, based upon the following votes:

For	Against	Abstain	Broker Non -Vote
9,403,571	1,338,907	526,173	15,710,817

9.01: Financial Statements and Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.
a Delaware corporation

Date: May 13, 2024
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer